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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 17, 2001

                      RARE HOSPITALITY INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)




       Georgia                          0-19924                  58-1498312
   ----------------                   ------------           ------------------
   (State or Other                    (Commission              (IRS Employer
    Jurisdiction of                   File Number)           Identification No.)
    Incorporation)

                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                  -------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                       ----------------------------------
              (Registrant's Telephone Number, including Area Code)


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ITEM 5.           OTHER EVENTS.

         On September 17, 2001 RARE Hospitality, Inc. (the "Company") announced that its Board of Directors has authorized the use of up to $15.0 million to repurchase the Company's common stock.

         See the Company's Press Release dated September 17, 2001 attached as
Exhibit 99.1 hereto, which exhibit is incorporated herein by reference.



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
                  EXHIBITS.

         (c)      Exhibits.

  EXHIBIT NO.                       DESCRIPTION
  -----------                       -----------
     99.1            Press Release dated September 17, 2001




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RARE HOSPITALITY INTERNATIONAL, INC.


                                  By:  /s/  W. DOUGLAS BENN
                                      ----------------------------------------
                                      Name:  W. Douglas Benn
                                      Title: Executive Vice President, Finance
                                             and Chief Financial Officer

Date: September 17, 2001